UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 6, 2003

IMCO Recycling Inc.

(Exact name of registrant as specified in charter)

DELAWARE	1-7170	75-2008280
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5215 NORTH O’CONNOR BLVD., SUITE 1500
CENTRAL TOWER AT WILLIAMS SQUARE
IRVING, TEXAS	75039
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 401-7200

ITEM 5. OTHER EVENTS.

On October 6, 2003, IMCO Recycling Inc. issued a press release announcing the closing of a private placement of $210 million aggregate principal amount of its 10 3/8% senior secured notes due 2010, and the closing of a new four-year $120 million senior secured revolving credit facility. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

For a description of the senior secured notes and the new senior secured credit facility, please refer to the Indenture dated October 6, 2003 by and among the company, the subsidiary guarantors parties thereto and JPMorgan Chase Bank as Trustee, and the Revolving Credit and Security Agreement dated October 6, 2003 by and among the company, the other borrowers named therein, PNC Bank, National Association and JPMorgan Chase Bank. The Indenture and the Revolving Credit and Security Agreement are attached as exhibits to this Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any security. The senior secured notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

4.1	Indenture dated as of October 6, 2003 by and among IMCO Recycling Inc., the Subsidiary Guarantors parties thereto and JPMorgan Chase Bank, as Trustee.

10.1	Purchase Agreement dated October 2, 2003 by and among IMCO Recycling Inc., the Guarantors named therein and J.P. Morgan Securities Inc. for itself and on behalf of the Initial Purchasers.

10.2	Registration Rights Agreement dated October 6, 2003 by and among IMCO Recycling Inc., the guarantors listed in Schedule 1 thereto, J.P. Morgan Securities Inc. and the other Initial Purchasers.

10.3	Revolving Credit and Security Agreement dated October 6, 2003 by and among IMCO Recycling Inc., the other borrowers named therein, PNC Bank, National Association and JPMorgan Chase Bank.

99.1	Press Release of IMCO Recycling Inc. dated October 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCO RECYCLING INC.

Dated: October 7, 2003	By:	/s/ Robert R. Holian
Robert R. Holian
Senior Vice President and
Controller

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Indenture dated as of October 6, 2003 by and among IMCO Recycling Inc., the Subsidiary Guarantors parties thereto and JPMorgan Chase Bank, as Trustee.

10.1	Purchase Agreement dated October 2, 2003 by and among IMCO Recycling Inc., the Guarantors named therein and J.P. Morgan Securities Inc. for itself and on behalf of the Initial Purchasers.

10.2	Registration Rights Agreement dated October 6, 2003 by and among IMCO Recycling Inc., the guarantors listed in Schedule 1 thereto, J.P. Morgan Securities Inc. and the other Initial Purchasers.

10.3	Revolving Credit and Security Agreement dated October 6, 2003 by and among IMCO Recycling Inc., the other borrowers named therein, PNC Bank, National Association and JPMorgan Chase Bank.

99.1	Press Release of IMCO Recycling Inc. dated October 6, 2003.